                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-KA
                          AMENDMENT NO. 1 TO FORM 8-K
                             FILED FEBRUARY 6, 1995

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 20, 1995

                               ----------------

                              BUFFTON CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

     1-9822                                      75-1732794
(Commission File Number)            (I.R.S. Employer Identification No.)

             226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107 (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code  (817) 332-4761

                              BUFFTON CORPORATION

                                     INDEX
                                     -----

                                                             Page No.
                                                             --------

Item 2.   Acquisition of Disposition of Assets.............     *

Item 5.   Other Events.....................................     *

Item 7.   Financial Statements and Exhibits (as amended)...     5

Signature..................................................     6


* Previously filed by the Company as Item 2 and Item 5 to the report on Form 8-K dated January 20, 1995.

                              BUFFTON CORPORATION

Item 7. - Financial Statements and Exhibits

          (a)  Financial Statements                                Page
                                                                   -----
               Pro forma Statement of Operations
               for the year ended September 30, 1994                   *

               Pro forma Balance Sheet at September 30, 1994           *

               Pro forma Statement of Operations
               for the year ended September 30, 1993               F - 1

               Pro forma Statement of Operations
               for the year ended September 30, 1992               F - 2

               Notes to Pro forma Financial Statements             F - 3

          (b)  Exhibits

               10    Agreement for Sale of Assets from               * *
                     Flo Control, Inc. dated as of January 20,
                     1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and
                     F.C. Acquisition, Inc., a California
                     corporation ("Buyer").

               10-1  Agreement for Sale of Florida Realty            * *
                     Joint Venture interests from Flo Control,
                     Inc., dated January 20, 1995 by and
                     among  Buffton Corporation, a Delaware
                     corporation, Flo Control, Inc., a
                     Delaware corporation, ("Seller") and
                     F.L.C. Property Acquisition, Inc., a
                     California corporation ("Buyer").

               10-2  Agreement for Sale of Secondary Containment     * *
                     Assets from Flo Control, Inc., dated
                     January 20, 1995, by and among Buffton
                     Corporation, a Delaware corporation, Flo
                     Control, Inc., a Delaware corporation
                     ("Seller") and Patrick Hopkins and Flo-Safe
                     Systems, Inc. a Wisconsin corporation
                     ("Buyer").

               10-3  Second Amendment to Accounts Financing          * *
                     Agreement date January 20, 1995 by and
                     among Congress Financial Corporation,
                     Current Technology, Inc., Electro-Mech,
                     Inc., and Flo Control, Inc.

Item 7. - Financial Statements and Exhibits Continued



               10-4  Second Amended and Restated Revolving           * *
                     Credit Note

               99    Press Release dated January 23, 1995            * *
                     announcing the completion by the Company of its disposition of Flo Control's operations.

          -----------
               *     Previously filed by the Company as Pages
                     F1 - F3 to the report on Form 8-K dated
                     January 20, 1995.
               * * Previously filed by the Company as Exhibits 10 - 10-4 and 99 to the report on Form 8-K dated January 20, 1995.

                              BUFFTON CORPORATION

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BUFFTON CORPORATION
                                         -------------------
                                         (Registrant)



                                    BY:  /s/ Robert Korman
                                         -----------------
                                         Robert Korman
                                         Vice President and
                                         Chief Financial Officer



Date: March 27, 1995

                              BUFFTON CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1993
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                    (NOTE 1)

                                 Historical  Historical  Adjustments
                                   Buffton        Flo      (Note 2)    Pro Forma
                                  ----------  ----------  -----------  ---------

Net revenues                        $45,746     $(9,868)    $  20(a)    $35,898

Costs and expenses:
 Cost of goods sold
  (exclusive of depreciation)        30,646      (5,588)        -        25,058
 Selling, general &
  administrative                     11,523      (3,073)        -         8,450
 Depreciation & amortization          2,192        (804)        -         1,388
 Interest expense                     1,066           -      (606)(a)       460
                                    -------     -------     -----       -------

   Total costs and expenses          45,427      (9,465)     (606)       35,356
                                    -------     -------     -----       -------

Income from continuing operations
 before income taxes                    319        (403)      626           542

Income taxes                             55        (137)      213(b)        131
                                    -------     -------     -----       -------

Income from continuing operations   $   264     $  (266)    $ 413       $   411
                                    =======     =======     =====       =======

Income from continuing operations
 per average common share           $  0.06                             $  0.09
                                    =======                             =======

Weighted average common
 shares outstanding                   4,570                               4,570
                                    =======                             =======

The accompanying notes are an integral part of these pro forma financial statements.

                              BUFFTON CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1992
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                    (NOTE 1)

                                  Historical  Historical  Adjustments
                                   Buffton       Flo       (Note 2)    Pro Forma
                                  ----------  ----------  -----------  ---------

Net revenues                       $43,087      $(9,693)    $  20 (a)   $33,414

Costs and expenses:
 Cost of goods sold
  (exclusive of depreciation)       28,992       (5,330)        -        23,662
 Selling, general &
  administrative                    12,892       (3,271)        -         9,621
 Depreciation & amortization         1,972         (693)                  1,279
 Interest expense                    1,222            -      (368)(a)       854
 Loss on certain assets written
  off and other costs relating
  to plant closing                     393         (379)        -            14
                                   -------      -------     -----       -------

   Total costs and expenses         45,471       (9,673)     (368)       35,430
                                   -------      -------     -----       -------

Income from continuing
 operationsbefore income taxes      (2,384)         (20)      388        (2,016)

Income taxes                          (801)          (6)      132(b)       (675)
                                   -------      -------     -----       -------

Income from continuing operations  $(1,583)     $   (14)    $ 256       $(1,341)
                                   =======      =======     =====       =======

Income from continuing operations
 per average common share          $ (0.35)                             $ (0.30)
                                   =======                              =======

Weighted average common
 shares outstanding                  4,463                                4,463
                                   =======                              =======


The accompanying notes are an integral part of these pro forma financial statements.

                              BUFFTON CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

Note 1 - Basis of  Presentation
- -------------------------------

The Company's historical consolidated statements of operations and Flo Control, Inc.'s (Flo) historical statements of operations for the years ended September 30, 1993 and 1992 serve as the basis for the preparation of the unaudited pro forma statements of operations. The sale of Flo's operations was accounted for as a discontinued operation. The pro forma statement of operations is adjusted to reflect the sale of Flo operations from the beginning of each of the periods. As a result of the sale, the Company recorded a loss from discontinued operation of approximately $3,068,000 which is not included in the pro forma results.


Note 2 - Pro Forma Adjustments
- ------------------------------

The pro forma adjustments necessary to reflect the unaudited pro forma statements of operations of the Company are discussed below.

     (a) Adjustment to record the reduction in interest expense as a result of applying the proceeds from the sale as a reduction of long-term debt and to reflect an increase in interest income from a $500,000 note received as a portion of the sales price.

     (b) Adjustment to provide income taxes on the pro forma impact of reducing interest expense and increasing interest income as if Flo had been sold at the beginning of each of the periods.

                              BUFFTON CORPORATION

                                 EXHIBIT INDEX

EXHIBITS                                                                    PAGE
- --------                                                                    ----

  10     Agreement for Sale of Assets from Flo Control, Inc.dated            * *
         as of January 20, 1995, by and among Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation, ("Seller") and F.C. Acquisition, Inc., a California corporation ("Buyer").

  10-1   Agreement for Sale of Florida Realty Joint Venture interests        * *
         from Flo Control, Inc., dated January 20, 1995 by and among Buffton Corporation, a Delaware corporation, Flo Control,
         Inc., a Delaware corporation, ("Seller") and F.L.C. Property Acquisition, Inc., a California corporation ("Buyer").

  10-2   Agreement for Sale of Secondary Containment Assets from             * *
         Flo Control, Inc., dated January 20, 1995, by and among
         Buffton Corporation, a Delaware corporation, Flo Control, Inc., a Delaware corporation ("Seller") and Patrick Hopkins and Flo-Safe Systems, Inc. a Wisconsin corporation ("Buyer").

  10-3   Second Amendment to Accounts Financing Agreement date               * *
         January 20, 1995 by and among Congress Financial Corporation,
         Current Technology, Inc., Electro-Mech, Inc., and Flo Control,
         Inc.

  10-4   Second Amended and Restated Revolving Credit Note                   * *

  99      Press Release dated January 23, 1995 announcing the                * *
          completion by the Company of its disposition of Flo Control's operations.

- ----------
  * * Previously filed by the Company as Exhibits 10 - 10-4 and 99 to the report on Form 8-K dated January 20, 1995.